UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

Connecticut Water Service, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	0-8084	06-0739839
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

93 West Main Street Clinton, CT	06413
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 860-669-8636

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On March 14, 2018, Connecticut Water Service, Inc., a Connecticut corporation (the “Company”), SJW Group, a Delaware corporation (“SJW Group”), and Hydro Sub, Inc., a Connecticut corporation and a direct wholly owned subsidiary of SJW Group (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of SJW Group. Subject to the terms and conditions of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each share of common stock, without par value, of the Company (each, a “Company Common Share”), other than Company Common Shares directly or indirectly owned by SJW Group, Merger Sub, the Company or any of their respective subsidiaries (in each case, other than any Company Common Shares held on behalf of third parties), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 1.1375 shares of common stock of SJW Group, par value $0.001 (“SJW Common Shares”) (such number of SJW Common Shares, the “Merger Consideration”).

Effect on Company Equity Awards.

Under the Merger Agreement, all outstanding CTWS Performance Share Units (“PSUs”) granted prior to the date of the Merger Agreement will become vested as to a number of PSUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PSU that becomes so vested will be cancelled and converted into the right to receive the Merger Consideration. All outstanding PSUs granted on or after the date of the Merger Agreement will be assumed by SJW Group and converted into a time-based vesting award based on the target number of PSUs that was subject to each applicable PSU award immediately prior to the closing of the Merger. SJW Group will assume all outstanding CTWS Restricted Share Units (“RSUs”) and such RSUs will be converted into SJW Group restricted share units. All outstanding CTWS Performance Cash Units (“PCUs”) granted prior to the date of the Merger Agreement will become vested as to a number of PCUs determined by calculating actual performance of the performance goals up to the Effective Time (as may be adjusted to eliminate the impact of any non-recurring costs and expenses associated with the Merger), and each such PCU that becomes so vested will be cancelled and converted into the right to receive a cash payment. All outstanding PCUs granted on or after the date of the Merger Agreement will be assumed by SJW Group and converted into a time-based vesting cash award based on the target number of PCUs that was subject to each applicable PCU award immediately prior to the closing of the Merger. SJW Group will assume all outstanding CTWS Deferred Share Units (“DSUs”) and such DSUs will be converted into SJW Group deferred share units.

Conditions to the Merger.

Consummation of the Merger is subject to customary conditions, including, without limitation: approval of the Merger Agreement by the Company’s shareholders; approval by SJW Group’s stockholders of an amendment of SJW Group’s certificate of incorporation to increase SJW Group’s authorized capital stock to 73,000,000 shares and SJW Common Shares to 72,000,000 (the “SJW Group Charter Amendment”); approval by SJW Group’s stockholders to issue the SJW Common Shares to be issued as Merger Consideration in the Merger; the listing on the New York Stock Exchange of SJW Common Shares to be issued as Merger Consideration in the Merger; receipt of certain governmental approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the approval of the Maine Public Utilities Commission and the Connecticut Public Utilities Regulatory Authority, and pre-approvals of any license transfers from the Federal Communications Commission; the absence of any law or judgment prohibiting the consummation of the Merger or the SJW Group Charter Amendment; the effectiveness of the registration statement on Form S-4 to register the SJW Common Shares to be issued as Merger Consideration in the Merger; the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); each party’s performance in all material respects of its obligations contained in the Merger Agreement; the absence of any material adverse effect on the Company or SJW Group since the date of the Merger Agreement, which has not been ameliorated or cured; and the receipt by each party of customary opinions from counsel to the effect that the Merger will qualify as a reorganization for U.S. federal income tax purposes.

Termination Rights.

The Merger Agreement contains certain customary termination rights for the Company and SJW Group, including, without limitation, if the Merger is not consummated on or before March 14, 2019, subject to automatic extension to June 14, 2019 if needed to satisfy the governmental approvals condition. Upon termination of the Merger Agreement under specified circumstances, including a change in the recommendation of SJW Group’s or the Company’s board of directors, the termination by SJW Group or the Company in order to accept a superior proposal with respect to an alternative transaction, or, in certain circumstances, as a result of a material breach of the parties’ respective non-solicitation obligations, the Company will be required to pay SJW Group a cash termination fee of $28.1 million or SJW Group will be required to pay the Company a cash termination fee of $42.5 million. In addition, upon termination of the Merger Agreement as a result of a party’s failure to obtain the approval of its shareholders, such party will be required to reimburse the other party for all the documented out-of-pocket fees and expenses incurred by such party or its affiliates in connection with the Merger Agreement up to a maximum of $5 million.

Post-Closing Governance.

The Merger Agreement provides that, upon consummation of the Merger, SJW Group’s board of directors will be comprised of twelve directors, including seven directors selected by SJW Group (one of whom will be the Chairman, Chief Executive Officer and President of SJW Group) (collectively, the “SJW Directors” and each board seat, an “SJW Board Seat”) and five directors selected by the Company (one of whom will be the Lead Independent Director of SJW Group’s board of directors) (collectively, the “Company Directors” and each board seat, a “Company Board Seat”). The Merger Agreement also provides that SJW Group will amend its bylaws to provide that, until the annual or special meeting at which directors of SJW Group are elected during the calendar year ended December 31, 2020, SJW Directors will have the exclusive power and authority to nominate or appoint replacement directors for the seven SJW Board Seats and the Company Directors will have the exclusive power and authority to nominate or appoint replacement directors for the five Company Board Seats, in each case, unless otherwise determined by the affirmative vote of at least 75% of the members of SJW Group’s board of directors. Upon consummation of the Merger until December 31, 2020, unless otherwise determined by the affirmative vote of at least 75% of the members of SJW Group’s board of directors, the Company Directors have the authority to designate the Lead Independent Director from among the Company Directors. In addition, within two years of the consummation of the Merger, SJW Group will change its name to a name reflecting the combined company.

Representations, Warranties and Covenants.

The Company, SJW Group and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement, including covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, each of the Company, SJW Group and Merger Sub has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects and has agreed to certain other restrictive covenants.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, SJW Group or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or SJW Group. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q to be filed by the Company, the Form S-4 containing a joint proxy statement/prospectus to be filed by SJW Group in connection with the Merger, and other documents that the parties file with the Securities and Exchange Commission (“SEC”). Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SJW Group or any of their respective subsidiaries, affiliates or businesses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Voting and Support Agreement

As an inducement to the parties entering into the Merger Agreement, on March 14, 2018, certain stockholders of SJW Group beneficially owning, in the aggregate, approximately 16% of the outstanding SJW Common Shares entered into Voting and Support Agreements with SJW Group (collectively, the “Voting and Support Agreements”), pursuant to which such persons have agreed to vote those shares in favor of the matters to be submitted to SJW Group’s stockholders as described above, subject to the terms and conditions set forth in the Voting and Support Agreements.

Item 2.02 Results of Operations and Financial Condition.

On March 15, 2018, the Company issued a press release announcing its fourth quarter and annual 2017 financial results. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2018, the Board authorized, approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Company Bylaws”), to add a new Article IX which provides that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the state and federal courts located within the State of Connecticut shall be the sole and exclusive forum for: (1) any claim that is based upon a violation of a duty owed under the laws of the State of Connecticut by a current or former director, officer or shareholder of the Company in such capacity to the Company or the Company’s shareholders; (2) any derivative action or proceeding brought on behalf of the Company; (3) any action asserting a claim arising pursuant to any provision of the Connecticut Business Corporation Act, the Amended and Restated Certificate of Incorporation of the Company (the “Company Charter”) or the Company Bylaws; or (4) any action asserting a claim governed by the internal affairs doctrine that is not included in clauses (1) through (3), inclusive (the “Forum Selection Bylaw Amendment”).

The foregoing summary of the Forum Selection Bylaw Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Forum Selection Bylaw Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 15, 2018, the Company and SJW Group issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference. The Company and SJW Group also distributed an investor presentation with respect to the proposed transactions contemplated by the Merger Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company is required to redeem all outstanding shares of cumulative preferred stock, $16 par value, of the Company and all outstanding shares of cumulative preferred stock, $20 par value, of the Company (collectively, the “Company Preferred Shares”) as promptly as reasonably practicable after the date of the Merger Agreement. Upon the determination of the redemption date of the Company Preferred Shares, the Company will issue a written notice of redemption to the holders thereof in accordance with the terms of the Company Charter.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of the Company or the stockholders of SJW Group for the transaction are not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (3) the risk that the anticipated tax treatment of the transaction is not obtained; (4) the effect of water, utility, environmental and other governmental policies and regulations; (5) litigation relating to the transaction; (6) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (7) risks that the proposed transaction disrupts the current plans and operations of SJW Group or the Company; (8) the ability of SJW Group and the Company to retain and hire key personnel; (9) competitive responses to the proposed transaction; (10) unexpected costs, charges or expenses resulting from the transaction; (11) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (12) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (13) legislative and economic developments. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed by SJW Group with the SEC in connection with the proposed transaction.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to the Company’s overall business and financial condition, including those more fully described in the Company’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017, which will be filed today, and SJW Group’s overall business, including those more fully described in SJW Group’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017. Forward looking statements are not guarantees of performance, and speak only as of the date made, and neither the Company or its management nor SJW Group or its management undertakes any obligation to update or revise any forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and SJW Group, SJW Group will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of the Company and SJW Group that also constitutes a prospectus of SJW Group. The Company and SJW Group may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus, Form S-4 or any other document which the Company or SJW Group may file with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND SJW GROUP ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company and SJW Group through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://ir.ctwater.com. Copies of documents filed with the SEC by SJW Group will be made available free of charge on SJW Group’s investor relations website at https://sjwgroup.com/investor_relations.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Participants in the Solicitation

The Company, SJW Group and certain of their respective directors and officers, and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the holders of the Company and SJW Group securities in respect of the proposed transaction. Information regarding the Company’s directors and officers is available in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which will be filed today, and its proxy statement for its 2017 annual meeting dated March 30, 2017, which is filed with the SEC. Information regarding the SJW Group’s directors and officers is available in SJW Group’s annual report on Form 10-K for the fiscal year ended December 31, 2017 and its proxy statement for its 2018 annual meeting dated March 6, 2018, which are filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company and SJW Group. These documents will be available free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 14, 2018 by and among the Company, SJW Group and Merger Sub*

3.1	Amendment to the Company Bylaws, as amended on March 14, 2018

99.1	Press Release, dated March 15, 2018, issued by the Company

99.2	Joint Press Release, dated March 15, 2018, issued by the Company and SJW Group

99.3	Investor Presentation, dated March 15, 2018

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTICUT WATER SERVICE, INC.
(Registrant)

Date: March 15, 2018	By:	/s/ David C. Benoit
David C. Benoit
President and Chief Executive Officer